UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2011

URBAN AG. CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52327	80-0664054

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Phillips Beach Ave. Swampscott, MA	01907

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 781 389 9703

Former name and address:
Aquamer Medical Corp.
23 Wallace Street, Suite 408
Red Bank, NJ 07701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Richard Falcone, a member of the Board of Directors of Urban Ag Corp. (the "Company") presented his resignation on February 17, 2011, effective immediately, to Edwin A. Reilly, the Company's Chief Executive Officer and Chairman of the Board of Directors.

Edwin A. Reilly, Chief Executive Officer and Chairman of the Board of Directors of the Company resigned effective March 9, 2011.

In connection with Mr. Reilly's resignation, he entered into a Separation Agreement (the "Reilly Agreement"). Pursuant to the Reilly Agreement, Mr. Reilly will receive 62,500 shares of the Company's common stock in exchange for cancelling his employment agreement and foregoing any unpaid and accrued compensation, such amount totaling $129,042. A copy of the Reilly Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Michael J, Mahoney, President and Chief Operating Officer and a member of the Board of Directors, also resigned effective March 9, 2011.

In connection with Mr. Mahoney's resignation, he also entered into a Separation Agreement (the "Mahoney Agreement"). Pursuant to the Mahoney Agreement, Mr. Mahoney will receive 62,500 shares of the Company's common stock in exchange for cancelling his employment agreement and foregoing any unpaid and accrued compensation, such amount totaling $88,501. A copy of the Mahoney Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On March 9, 2011, James A. Shanahan, the Company's Chief Financial Officer and Secretary also resigned.

On March 9, 2011 Marshall Sterman was appointed Chairman of the Company's Board of Directors, Chief Executive Officer and its acting Chief Financial Officer.  Mr. Sterman's biography is set forth below.

There were no disagreements between the former officers and directors and the Company.

Marshall Sterman (Age 79) has previously served as the Company's President and a member of the Board of Directors from August 25, 2006 until September 21, 2010.  Since 1986, Mr. Sterman has been the President of The Mayflower Group, LTD., a merchant banking and consulting boutique specializing in early stage and turn-around situations. Presently, Mr. Sterman  is a  member of the Board of Directors of Converted Organics (OTC-COIN), Chairman of WiFiMed Holdings, Chairman and CEO of Medical Solutions Management and its subsidiary Orthosupply Management, Inc., President of Allied First Class Partners Inc., Director of Net Currents, and a Director of Obelus Media, Inc. Mr. Sterman is an associate member of the National Investment Banking Association (NIBA), and a member of The Arab-American Bankers Association (ABANA), the Boston Business Forum, The Harvard Club of New York City. Mr. Sterman is a Fellow at Brandeis University where he received his B.A. He is also a graduate of the Harvard Graduate School of Business, and a veteran of the U.S. Navy.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Separation Agreement dated as of March 9, 2011 between Urban Ag. Corp. and Edwin A. Reilly
10.2	Separation Agreement dated as of March 9, 2011 between Urban Ag. Corp. and Michael J. Mahoney

 [Signatures on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2011	URBAN AG. CORP.

	By:	/s/ Marshall A. Sterman

Name: Marshall Sterman
Title: Chief Executive Officer